Credit Suisse Short Duration Bond Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended August 31, 2003


Portfolio:			Credit Suisse Short Duration Bond Fund


Security:			Goldman Sachs Group Inc Global

Date Purchased:			01/6/03


Price Per Share:		$99.97


Shares Purchased
by the Portfolio *:		485


Total Principal Purchased
by the Portfolio *:		$48,485.45


% of Offering Purchased
by the Portfolio:		0.3233%


Broker:				Goldman Sachs & Co


Member:				CS First Boston



Security:			Lehman Bros Hldngs Global Nts


Date Purchased:			01/17/03

Price Per Share:		$99.94


Shares Purchased
by the Portfolio *:		500


Total Principal Purchased
by the Portfolio *:		$49,970.00


% of Offering Purchased
by the Portfolio:		0.05000%


Broker:				Goldman Sachs & Co


Member:				CS First Boston



Security:			Marm 2003-1 2a1

Date Purchased:			01/21/03


Price Per Share:		$101.30


Shares Purchased
by the Portfolio *:		2,040


Total Principal Purchased
by the Portfolio *:		$206,652.00


% of Offering Purchased
by the Portfolio:		0.00416%


Broker:				UBSS


Member:				CS First Boston



Security:			Aqnim 03-N1 144A

Date Purchased:			02/04/03


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		1000


Total Principal Purchased
by the Portfolio *:		$100,000.00


% of Offering Purchased
by the Portfolio:		0.90498%


Broker:				Salomon Brothers


Member:				CS First Boston



Security:			Metlife Inc.


Date Purchased:			02/14/03


Price Per Share:		$103.01


Shares Purchased
by the Portfolio *:		2,025


Total Principal Purchased
by the Portfolio *:		$208,595.25


% of Offering Purchased
by the Portfolio:		0.20124%


Broker:				Goldman Sachs & Co


Member:				CS First Boston



Security:			CFMSI 03-1 AV

Date Purchased:			02/21/03

Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		1,595


Total Principal Purchased
by the Portfolio *:		$159,500


% of Offering Purchased
by the Portfolio:		0.00082%


Broker:				Solomon Brothers


Member:				CS First Boston